Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report on Form 10-Q of BellaVista Capital, Inc. (the "Company") for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report"), and pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, William Offenberg, Chief Executive Officer of the Company, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ WILLIAM OFFENBERG
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William Offenberg, Chief Executive Officer of BellaVista Capital, Inc. December 30, 2009